RISK AND CAPITAL MANAGEMENT: FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
RISK AND CAPITAL MANAGEMENT: FINANCIAL INSTRUMENTS [Text Block]

18. RISK AND CAPITAL MANAGEMENT: FINANCIAL INSTRUMENTS

The Company considers items included in shareholders' equity as capital. The Company's objective when managing capital is to safeguard the Company's ability to continue as a going concern, so that it can continue to provide returns for shareholders and benefits for other stakeholders.

As at December 31, 2022, the Company had working capital of $31,562 (December 31, 2021 - working capital deficit of $11,270). The Company has continuing royalty income that will vary depending on royalty ounces received, the price of minerals, and pre-production payments on various partner advanced properties. The Company also receives additional cash inflows from the recovery of expenditures from project partners, investment income including dividends from investments in associated entities, cash from sale of investments and exercise of options. During the year ended December 31, 2022, the Company re-negotiated the payment terms of the Sprott Credit Facility (Note 13).

The Company manages the capital structure and makes adjustments in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may issue new shares through public and/or private placements, sell assets, renegotiate terms of debt, or return capital to shareholders.

The Company is not subject to externally imposed capital requirements other than as disclosed in Note 13. There were no change in the Company's approach to capital management for the years presented.

Fair Value

The Company characterizes inputs used in determining fair value using a hierarchy that prioritizes inputs depending on the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

a)   Level 1: inputs represent quoted prices in active markets for identical assets or liabilities. Active markets are those in which transactions occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

b) Level 2: inputs other than quoted prices that are observable, either directly or indirectly. Level 2 valuations are based on inputs, including quoted forward prices for commodities, market interest rates, and volatility factors, which can be observed or corroborated in the market place.

c) Level 3: inputs that are less observable, unobservable or where the observable data does not support the majority of the instruments' fair value.

As at December 31, 2022, there were no changes in the levels in comparison to December 31, 2021. Financial instruments measured at fair value on the statement of financial position are summarized in levels of the fair value hierarchy as follows:

Assets	Level 1	Level 2	Level 3	Total
Investments	$9,966	$390	$-	$10,356
Warrants	-	4	-	4
Total	$9,966	$394	$-	$10,360

The carrying value of cash and cash equivalents, restricted cash, current trade receivables and other assets, accounts payable and accrued liabilities, advances from joint venture partners and loans payable, approximate their fair value because of the short-term nature of these instruments.

The Company holds warrants exercisable into common shares of public companies. The warrants do not trade on an exchange and are restricted in their transfer. The fair value of the warrants was determined using the Black-Scholes pricing model using observable market information and thereby classified within Level 2 of the fair value hierarchy.

The Company's financial instruments are exposed to certain financial risks, including credit risk, interest rate risk, market risk, liquidity risk and currency risk.

Credit Risk

The Company is exposed to credit risk by holding cash and cash equivalents and trade receivables. This risk is minimized by holding a significant portion of the cash funds in major Canadian and US banks. The Company's exposure with respect to its trade receivables is primarily related to royalty revenue, recoverable taxes, recovery of royalty generation costs, and the sale of assets.

Interest Rate Risk

The Company is exposed to interest rate risk because of fluctuating interest rates on cash and cash equivalents and restricted cash. Management believes the interest rate risk is low given the interest rate on the Sprott Credit Facility (Note 13) is fixed.

Market Risk

The Company is exposed to market risk because of the fluctuating values of its publicly traded marketable securities and other company investments. The Company has no control over these fluctuations and does not hedge its investments. Based on the December 31, 2022 portfolio values, a 10% increase or decrease in effective market values would increase or decrease net shareholders' equity by approximately $1,036.

Liquidity Risk

Liquidity risk is the risk that the Company is unable to meet its financial obligations as they come due. The Company manages this risk by careful management of its working capital to ensure the Company's expenditures will not exceed available resources.

Commodity Risk

The Company's royalty revenues are derived from royalty interests and are based on the extraction and sale of precious and base minerals and metals. Factors beyond the control of the Company may affect the marketability of metals discovered. Metal prices have historically fluctuated widely. Consequently, the economic viability of the Company's royalty interests cannot be accurately predicted and may be adversely affected by fluctuations in mineral prices.

Currency Risk

Foreign exchange risk arises when future commercial transactions and recognized assets and liabilities are denominated in a currency that is not the entity's functional currency. The Company operates in North America, Europe, Turkey, Latin America and Australia. The Company funds cash calls to its subsidiary companies outside of Canada in US dollars and a portion of its expenditures are also incurred in local currencies.

The exposure of the Company's cash and cash equivalents, restricted cash, trade receivables, accounts payable and accrued liabilities, and loans payable subject to foreign exchange risk as at December 31, 2022 was as follows:

Accounts
Cash and cash equivalents	$2,617
Restricted cash	1,644
Trade receivables	12,309
Accounts payable and accrued liabilities	(113)
Loans payable	(40,489)
Net exposure	$(24,032)

The balances noted above reflect the US dollar balances held within the parent company and any wholly owned subsidiaries that use the Canadian dollar as their functional currency. Balances denominated in another currency other than the Canadian dollar held in foreign operations are considered immaterial. Based on the above net exposure as at December 31, 2022, and assuming that all other variables remain constant, a 10% depreciation or appreciation of the Canadian dollar against the US dollar would result in an increase/decrease of approximately $2,403 in the Company's pre-tax profit or loss.